SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date  of  report  (Date  of  earliest event reported):     November 3, 2003
                                                                ----------------


                         The  Leather  Factory,  Inc.
                         ----------------------------
         (Exact  Name  of  Registrant  as  Specified  in  Its  Charter)


                                   Delaware
                                   --------
               (State  or  Other  Jurisdiction  of  Incorporation)


             1-12368                              75-2543540
     --------------------------                   ----------
     (Commission  File  Number)     (IRS  Employer  Identification  Number)

     3847  East  Loop  820  South,  Fort  Worth,  Texas     76119
     --------------------------------------------------     -----
     (Address  of  Principal  Executive  Offices)     (Zip  Code)

                              (817)  496-4414
                              ---------------
         (Registrant's  Telephone  Number,  Including  Area  Code)

  _________________________________________________________
     (Former  Name  or  Former  Address,  if  Changed  Since  Last  Report)

ITEM  5.  OTHER  EVENTS

On November 3, 2003, The Leather Factory, Inc. and its subsidiaries (collectively referred to here as the "Company") entered into a Credit Agreement (the "Credit Agreement") with Wells Fargo Bank Texas, N. A. (the "Lender"), pursuant to which the Lender agreed to provide a credit facility of up to $6,000,000 in debt (the "Debt Facility"). The Debt Facility has a two-year term and is secured by all of the assets of the Company.

Proceeds of the closing of the Debt Facility in the amount of $2,057,984 were used to pay all amounts due and owing by the Company pursuant to the Amended and Restated Credit and Security Agreement by and between the Company and Wells Fargo Bank Minnesota, N. A. ("WFB-MN"). The Company's revolving line of credit with WFB-MN in the principal amount of $2,054,549 was satisfied in its entirety. Moreover, at closing, the Company paid $3,435 to WFB-MN for accrued interest and fees. The principal terms and conditions of the Debt Facility are described below.

The Company is required to pay an annual fee equal to 0.35% annually of the average undrawn balance of this line of credit. In an effort to reduce these fees, the Company elected to reduce the maximum amount of this line of credit to $6.0 million, instead of $7.5 million provided in the prior credit agreement. The Company believes that its liquidity resources will be adequate and this additional amount of credit is not needed.

Amounts drawn under the Credit Agreement accrue interest at the base (or "prime") rate of interest less 0.5% announced daily by Wells Fargo Bank, N.A. in San Francisco, California, although the Company may elect to have advances accrue interest at the London interbank eurodollar market rate for U.S. dollars (commonly know as "LIBOR") plus 2.00%.

The Credit Agreement contains covenants by the Company that it's Debt Service Coverage Ratio will not be less than 1.5 to 1.0 as of each fiscal year end. Increases in the Company's consolidated stockholders' equity are also required. Capital expenditures are limited to $500,000 annually. Other covenants by the Company are also contained in the Credit Agreement.

The Credit Agreement is secured by substantially all of the Company's assets. A copy of the Credit Agreement is attached as an exhibit to this report. See
Item  7.

This Item 5 contains forward-looking statements including statements about the Registrant's need for additional sources of liquidity. Unforeseen events, such as unanticipated requirements for liquid assets could cause these forward-looking statements to be incorrect. See the Registrant's Form 10-K for 2002 for additional information about forward-looking statements.

ITEM  7.  FINANCIAL  STATEMENTS,  PRO  FORMA  FINANCIAL INFORMATION AND EXHIBITS

     The  Registrant  files  the  following  exhibits as  material  contracts:

10.1 Credit Agreement, dated as of November 3, 2003, made by and among The Leather Factory, Inc., a Delaware corporation; Roberts, Cushman & Company, Inc., a New York corporation; Hi-Line Leather & Manufacturing Company, a California corporation, The Leather Factory of Nevada Investments, Inc., a Nevada corporation, The Leather Factory, Inc., a Nevada corporation; The Leather Factory, L.P., a Texas limited partnership; The Leather Factory, Inc., an Arizona corporation; Tandy Leather Company Investments, Inc., a Nevada corporation; Tandy Leather Company, Inc., a Nevada corporation; Tandy Leather Company, L.P., a Texas limited partnership; and Wells Fargo Bank Texas, National Association,.

10.2 Revolving Line of Credit Note, dated November 3, 2003, in the principal amount of up to $6,000,000.00 given by The Leather Factory, Inc., a Delaware corporation; Roberts, Cushman & Company, Inc., a New York corporation; Hi-Line Leather & Manufacturing Company, a California corporation, The Leather Factory of Nevada Investments, Inc., a Nevada corporation, The Leather Factory, Inc., a Nevada corporation; The Leather Factory, L.P., a Texas limited partnership; The Leather Factory, Inc., an Arizona corporation; Tandy Leather Company Investments, Inc., a Nevada corporation; Tandy Leather Company, Inc., a Nevada corporation; Tandy Leather Company, L.P., a Texas limited partnership, as borrowers, payable to the order of Wells Fargo Bank Texas, National Association.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

                                     THE  LEATHER  FACTORY,  INC.

                                     BY:  /s/  Wray  Thompson
                                          -------------------
                                          Wray Thompson, Chairman of the Board
                                                and  Chief  Executive  Officer
Date:  November  7,  2003

Exhibit  10.1
                                CREDIT AGREEMENT

     THIS AGREEMENT is entered into as of November 3, 2003, by and between THE LEATHER FACTORY, INC., a Delaware corporation, ROBERTS, CUSHMAN & COMPANY, INC., a New York corporation, HI-LINE LEATHER & MANUFACTURING COMPANY, a California corporation, THE LEATHER FACTORY OF NEVADA INVESTMENTS, INC., a Nevada corporation, THE LEATHER FACTORY, INC., a Nevada corporation, THE LEATHER FACTORY, L.P., a Texas limited partnership, THE LEATHER FACTORY, INC., an Arizona corporation, TANDY LEATHER COMPANY INVESTMENTS, INC., a Nevada corporation, TANDY LEATHER COMPANY, INC., a Nevada corporation, TANDY LEATHER COMPANY, L.P., a Texas limited partnership (collectively and individually referred to herein as "Borrower"), and WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION ("Bank"). Each reference herein to "Borrower" shall mean each and every party, collectively and individually, defined above as a Borrower.

                                    RECITALS
                                    --------
     Borrower has requested that Bank extend or continue credit to Borrower as described below, and Bank has agreed to provide such credit to Borrower on the terms and conditions contained herein.

     NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Bank and Borrower hereby agree as follows:

                                    ARTICLE I
                                    ---------
                                  CREDIT TERMS
                                  ------------

SECTION  1.1.      LINE  OF  CREDIT.

     (a) Line of Credit. Subject to the terms and conditions of this Agreement, Bank hereby agrees to make advances to Borrower from time to time up to and including November 3, 2005, not to exceed at any time the aggregate principal amount of Six Million Dollars ($6,000,000.00) ("Line of Credit"), the proceeds of which shall be used to finance Borrower's working capital requirements. Borrower's obligation to repay advances under the Line of Credit shall be evidenced by a promissory note substantially in the form of Exhibit "A" attached hereto ("Line of Credit Note"), all terms of which are incorporated herein by this reference.

     (b) Limitation on Borrowings. Outstanding borrowings under the Line of Credit, to a maximum of the principal amount set forth above, shall not at any time exceed an aggregate of eighty percent (80%) of Borrower's eligible accounts receivable, plus fifty percent (50%) of the value of Borrower's eligible inventory (exclusive of work in process and inventory which is obsolete, unsaleable or damaged), with value defined as the lower of cost or market value; provided however, that outstanding borrowings against inventory shall not at any time exceed an aggregate of Five Million Dollars ($5,000,000.00). All of the foregoing shall be determined by Bank upon receipt and review of all collateral reports required hereunder and such other documents and collateral information as Bank may from time to time require. Borrower acknowledges that said borrowing base was established by Bank with the understanding that, among other items, the aggregate of all returns, rebates, discounts, credits and allowances for the immediately preceding three (3) months at all times shall be less than five percent (5%) of Borrower's gross sales for said period. If such dilution of Borrower's accounts for the immediately preceding three (3) months at any time exceeds five percent (5%) of Borrower's gross sales for said period, or if there at any time exists any other matters, events, conditions or contingencies which Bank reasonably believes may affect payment of any portion of Borrower's accounts, Bank, in its sole discretion, may reduce the foregoing advance rate against eligible accounts receivable to a percentage appropriate to reflect such additional dilution and/or establish additional reserves against Borrower's eligible accounts receivable.

     As used herein, "eligible accounts receivable" shall consist solely of trade accounts created in the ordinary course of Borrower's business, upon which Borrower's right to receive payment is absolute and not contingent upon the fulfillment of any condition whatsoever, and in which Bank has a perfected security interest of first priority, and shall not include:

     (i)     any  account  which  is  more  than  ninety  (90)  days  past  due;

     (ii) that portion of any account for which there exists any right of setoff, defense or discount (except regular discounts allowed in the ordinary course of business to promote prompt payment) or for which any defense or counterclaim has been asserted;

     (iii) any account which represents an obligation of any state or municipal government or of the United States government or any political subdivision thereof (except accounts which represent obligations of the United States government and for which the assignment provisions of the Federal Assignment of Claims Act, as amended or recodified from time to time, have been complied with to Bank's satisfaction);

     (iv) any account which represents an obligation of an account debtor located in a foreign country other than an account debtor located in the Canadian provinces of Alberta, British Columbia, Manitoba, Ontario, Saskatchewan or the Yukon Territory so long as, in Bank's determination, such Canadian jurisdictions recognize Bank's first priority security interest in and right to collect such account as a consequence of any security agreements and UCC filings in favor of Bank, except to the extent any such account, in Bank's determination, is supported by a letter of credit or insured under a policy of foreign credit insurance, in each case in form, substance and issued by a party acceptable to Bank;

     (v) any account which arises from the sale or lease to or performance of services for, or represents an obligation of, an employee, affiliate, partner, member, parent or subsidiary of Borrower;

     (vi) that portion of any account, which represents interim or progress billings or retention rights on the part of the account debtor;

     (vii) any account which represents an obligation of any account debtor when twenty percent (20%) or more of Borrower's accounts from such account debtor are not eligible pursuant to (i) above;

     (viii) that portion of any account from an account debtor which represents the amount by which Borrower's total accounts from said account debtor exceeds twenty-five percent (25%) of Borrower's total accounts;

     (ix) any account deemed ineligible by Bank when Bank, in its sole discretion, deems the creditworthiness or financial condition of the account debtor, or the industry in which the account debtor is engaged, to be unsatisfactory.

     (c) Borrowing and Repayment. Borrower may from time to time during the term of the Line of Credit borrow, partially or wholly repay its outstanding borrowings, and reborrow, subject to all of the limitations, terms and conditions contained herein or in the Line of Credit Note; provided however, that the total outstanding borrowings under the Line of Credit shall not at any time exceed the maximum principal amount available thereunder, as set forth above.


SECTION  1.2.     INTEREST/FEES.

     (a)     Interest.     The  outstanding  principal  balance  of  each credit
subject hereto shall bear interest at the rate of interest set forth in each promissory note or other instrument or document executed in connection therewith.

     (b) Computation and Payment. Interest shall be computed on the basis of a 360-day year, actual days elapsed, unless such calculation would result in a usurious rate, in which case interest shall be computed on the basis of a 365/366-day year, as the case may be, actual days elapsed. Interest shall be payable at the times and place set forth in each promissory note or other instrument or document required hereby.

     (c) Unused Commitment Fee. Borrower shall pay to Bank a fee equal to thirty-five hundredths percent (.35%) per annum (computed on the basis of a 360-day year, actual days elapsed) on the average daily unused amount of the Line of Credit, which fee shall be calculated on a quarterly basis by Bank and shall be due and payable by Borrower in arrears on each December 15, March 15, June 15 and September 15.

     SECTION 1.3. COLLECTION OF PAYMENTS. Borrower authorizes Bank to collect all interest and fees due under each credit subject hereto by charging Borrower's deposit account number XXXXXXXXXX with Bank, or any other deposit account maintained by Borrower with Bank, for the full amount thereof. Should there be insufficient funds in any such deposit account to pay all such sums when due, the full amount of such deficiency shall be immediately due and payable by Borrower.

     SECTION  1.4.     COLLATERAL;  RENEWAL  NOTE;  ASSIGNMENT  OF  SECURITY
INTERESTS.

     The Note has been given in renewal and extension of, and not in extinguishment of, and is a restatement of, that certain Revolving Note dated March 20, 2002, in the original amount of $7,500,000, executed by each Borrower, payable to the order of Wells Fargo Bank Minnesota, National Association ("Prior Note"), which note was assigned and transferred to Bank, along with the liens and security interests securing same, created by or described in that certain Amended and Restated Credit and Security Agreement dated March 20, 2002, executed by Borrower (the "Prior Security Agreement") and any other applicable security agreements. Borrower, and each of them, hereby affirm and ratify the Prior Security Agreement, agreeing that it secures the Note and all other indebtedness and obligations of each Borrower to Bank, and agreeing that it is and remains valid and enforceable in all respects. Borrower, and each of them, acknowledge and agree that (i) the Prior Security Agreement granted a security interest in all of Borrower's accounts and other rights to payment, general intangibles, inventory and equipment to secure such indebtedness, and that such security interests have been assigned to Bank. As security for all indebtedness of each Borrower to Bank, Borrower, and each of them, have granted, and hereby grant to Bank, security interests of first priority in each such Borrower's accounts receivable and other rights to payment, general intangibles, inventory and equipment. Each Borrower agrees to execute additional or supplementary security agreements, financing statements and other documents as Bank shall reasonably require, all in form and substance satisfactory to Bank. Borrower shall reimburse Bank immediately upon demand for all costs and expenses incurred by Bank in connection with any of the foregoing security, including without limitation, filing and recording fees and costs of appraisals, audits and insurance.

     SECTION 1.5. GUARANTIES. All indebtedness of Borrower to Bank shall be guaranteed by, The Leather Factory of Canada Ltd., a Manitoba corporation, as evidenced by and subject to the terms of guaranties in form and substance satisfactory to Bank.

                                   ARTICLE II
                                   ----------
                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

     Borrower makes the following representations and warranties to Bank, which representations and warranties shall survive the execution of this Agreement and shall continue in full force and effect until the full and final payment, and satisfaction and discharge, of all obligations of Borrower to Bank subject to this Agreement.

     SECTION 2.1. LEGAL STATUS. The Leather Factory, Inc. is a corporation, duly organized and existing and in good standing under the laws of the State of Delaware, Roberts, Cushman & Company, Inc. is a corporation, duly organized and existing and in good standing under the laws of the State of New York, Hi-Line Leather & Manufacturing Company is a corporation, duly organized and existing and in good standing under the laws of the State of California, The Leather Factory of Nevada Investments, Inc. is a corporation, duly organized and existing and in good standing under the laws of the State of Nevada, The Leather Factory, Inc. is a corporation, duly organized and existing and in good standing under the laws of the State of Nevada, The Leather Factory, L.P. is a limited partnership, duly organized and existing and in good standing under the laws of the State of Texas, The Leather Factory, Inc. is a corporation, duly organized and existing and in good standing under the laws of the State of Arizona, Tandy Leather Company Investments, Inc. is a corporation, duly organized and existing and in good standing under the laws of the State of Nevada, Tandy Leather Company, Inc. is a corporation, duly organized and existing and in good standing under the laws of the State of Nevada, Tandy Leather Company, L.P. is a limited partnership, duly organized and existing and in good standing under the laws of the State of Texas, and are qualified or licensed to do business (and are in good standing as a foreign corporation, if applicable) in all jurisdictions in which such qualification or licensing is required or in which the failure to so qualify or to be so licensed could have a material adverse effect on Borrower.

     SECTION 2.2. AUTHORIZATION AND VALIDITY. This Agreement and each promissory note, contract, instrument and other document required hereby or at any time hereafter delivered to Bank in connection herewith (collectively, the "Loan Documents") have been duly authorized, and upon their execution and delivery in accordance with the provisions hereof will constitute legal, valid and binding agreements and obligations of Borrower or the party which executes the same, enforceable in accordance with their respective terms.

     SECTION 2.3. NO VIOLATION. The execution, delivery and performance by Borrower of each of the Loan Documents do not violate any provision of any law or regulation, or contravene any provision of the Articles of Incorporation or By-Laws, or Partnership Agreements of Borrower, or result in any breach of or default under any contract, obligation, indenture or other instrument to which Borrower is a party or by which Borrower may be bound.

     SECTION 2.4. LITIGATION. There are no pending, or to the best of Borrower's knowledge threatened, actions, claims, investigations, suits or proceedings by or before any governmental authority, arbitrator, court or administrative agency which could have a material adverse effect on the financial condition or operation of Borrower other than those disclosed by Borrower to Bank in writing prior to the date hereof.

     SECTION 2.5. CORRECTNESS OF FINANCIAL STATEMENT. The consolidated financial statements of Borrower dated September 30, 2003, a true copy of which has been delivered by Borrower to Bank prior to the date hereof, (a) is complete and correct and presents fairly the financial condition of Borrower, (b) discloses all liabilities of Borrower that are required to be reflected or reserved against under generally accepted accounting principles, whether liquidated or unliquidated, fixed or contingent, and (c) has been prepared in accordance with generally accepted accounting principles consistently applied.
Since the date of such financial statement there has been no material adverse change in the financial condition of Borrower, nor has Borrower mortgaged, pledged, granted a security interest in or otherwise encumbered any of its assets or properties except in favor of Bank or as otherwise permitted by Bank in writing.

     SECTION 2.6. INCOME TAX RETURNS. Borrower has no knowledge of any pending assessments or adjustments of its income tax payable with respect to any year.

     SECTION 2.7. NO SUBORDINATION. There is no agreement, indenture, contract or instrument to which Borrower is a party or by which Borrower may be bound that requires the subordination in right of payment of any of Borrower's obligations subject to this Agreement to any other obligation of Borrower.

     SECTION 2.8. PERMITS, FRANCHISES. Borrower possesses, and will hereafter possess, all permits, consents, approvals, franchises and licenses required and rights to all trademarks, trade names, patents, and fictitious names, if any, necessary to enable it to conduct the business in which it is now engaged in compliance with applicable law.

     SECTION 2.9. ERISA. Borrower is in compliance in all material respects with all applicable provisions of the Employee Retirement Income Security Act of 1974, as amended or recodified from time to time ("ERISA"); Borrower has not violated any provision of any defined employee pension benefit plan (as defined in ERISA) maintained or contributed to by Borrower (each, a "Plan"); no Reportable Event as defined in ERISA has occurred and is continuing with respect to any Plan initiated by Borrower; Borrower has met its minimum funding requirements under ERISA with respect to each Plan; and each Plan will be able to fulfill its benefit obligations as they come due in accordance with the Plan documents and under generally accepted accounting principles.

     SECTION 2.10. OTHER OBLIGATIONS. Borrower is not in default on any obligation for borrowed money, any purchase money obligation or any other material lease, commitment, contract, instrument or obligation.

     SECTION 2.11. ENVIRONMENTAL MATTERS. Except as disclosed by Borrower to Bank in writing prior to the date hereof, Borrower is in compliance in all material respects with all applicable federal or state environmental, hazardous waste, health and safety statutes, and any rules or regulations adopted pursuant thereto, which govern or affect any of Borrower's operations and/or properties, including without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, the Superfund Amendments and Reauthorization Act of 1986, the Federal Resource Conservation and Recovery Act of 1976, and the Federal Toxic Substances Control Act, as any of the same may be amended, modified or supplemented from time to time. None of the operations of Borrower is the subject of any federal or state investigation evaluating whether any remedial action involving a material expenditure is needed to respond to a release of any toxic or hazardous waste or substance into the environment. Borrower has no material contingent liability in connection with any release of any toxic or hazardous waste or substance into the environment.


                                   ARTICLE III
                                   -----------
                                   CONDITIONS
                                   ----------

     SECTION 3.1. CONDITIONS OF INITIAL EXTENSION OF CREDIT. The obligation of Bank to extend any credit contemplated by this Agreement is subject to the fulfillment to Bank's satisfaction of all of the following conditions:

     (a) Approval of Bank Counsel. All legal matters incidental to the extension of credit by Bank shall be satisfactory to Bank's counsel.

     (b) Documentation. Bank shall have received, in form and substance satisfactory to Bank, each of the following, duly executed:

    (i) This Agreement and each promissory note or other instrument or document required hereby.
    (ii)   Billing Invoice.
    (iii)  Certificate of Incumbency (8).
    (iv)   Corporate Resolution: Third Party Collateral (8).
    (v)    Corporate Resolution: Borrowing (8).
    (vi)   Exhibit "A" to UCC Financing Statement (2).
    (vii)  Partnership, Joint Venture or Association Certificate: Borrowing (2)
    (viii) Partnership, Joint Venture or Association Certificate:
           Third Party Collateral (2).
    (ix)   Continuing Security Agreement Rights to Payment & Inventory.
    (x)    Security Agreement Equipment.
    (xi)   Third Party Security Agreement Equipment.
    (xii)  Third Party Security Agreement Rights to Payment & Inventory.
    (xiii) Insurance Letter.
    (xiv) Amended and Restated Guaranty (The Leather Factory of Canada Ltd., a Manitoba corporation).
    (xv) Certificate of Secretary (The Leather Factory of Canada Ltd., a Manitoba corporation).
    (xvi)  Assignment of Indebtedness and Loan Documents.
    (xvii) Such other documents as Bank may require under any other Section of this Agreement.

     (c) Financial Condition. There shall have been no material adverse change, as determined by Bank, in the financial condition or business of Borrower or any guarantor hereunder, nor any material decline, as determined by Bank, in the market value of any collateral required hereunder or a substantial or material portion of the assets of Borrower or any such guarantor.

     (d) Insurance. Borrower shall have delivered to Bank evidence of insurance coverage on all Borrower's property, in form, substance, amounts, covering risks and issued by companies satisfactory to Bank, and where required by Bank, with loss payable endorsements in favor of Bank.

     SECTION 3.2. CONDITIONS OF EACH EXTENSION OF CREDIT. The obligation of Bank to make each extension of credit requested by Borrower hereunder shall be subject to the fulfillment to Bank's satisfaction of each of the following conditions:

     (a) Compliance. The representations and warranties contained herein and in each of the other Loan Documents shall be true on and as of the date of the signing of this Agreement and on the date of each extension of credit by Bank pursuant hereto, with the same effect as though such representations and warranties had been made on and as of each such date, and on each such date, no Event of Default as defined herein, and no condition, event or act which with the giving of notice or the passage of time or both would constitute such an Event of Default, shall have occurred and be continuing or shall exist.

     (b) Documentation. Bank shall have received all additional documents which may be required in connection with such extension of credit.


                                   ARTICLE IV
                                   ----------
                              AFFIRMATIVE COVENANTS
                              ---------------------

     Borrower covenants that so long as Bank remains committed to extend credit to Borrower pursuant hereto, or any liabilities (whether direct or contingent, liquidated or unliquidated) of Borrower to Bank under any of the Loan Documents remain outstanding, and until payment in full of all obligations of Borrower subject hereto, Borrower shall, unless Bank otherwise consents in writing:

     SECTION 4.1. PUNCTUAL PAYMENTS. Punctually pay all principal, interest, fees or other liabilities due under any of the Loan Documents at the times and place and in the manner specified therein, and immediately upon demand by Bank, the amount by which the outstanding principal balance of any credit subject hereto at any time exceeds any limitation on borrowings applicable thereto.

     SECTION 4.2. ACCOUNTING RECORDS. Maintain adequate books and records in accordance with generally accepted accounting principles consistently applied, and permit any representative of Bank, at any reasonable time, to inspect, audit and examine such books and records, to make copies of the same, and to inspect the properties of Borrower.

     SECTION 4.3. FINANCIAL STATEMENTS. Provide to Bank all of the following, in form and detail satisfactory to Bank:

     (a) not later than 90 days after and as of the end of each fiscal year, an unqualified audited consolidated financial statement of Borrower, prepared by certified public accountant acceptable to Bank, to include balance sheet, income statement, and statement of cash flow;

     (b) not later than 30 days after and as of the end of each quarter, a consolidated financial statement of Borrower, prepared by Borrower, to include balance sheet, income statement, and statement of cash flow;

     (c) not later than 30 days after and as of the end of each month, a borrowing base certificate, an inventory collateral report, an aged listing of accounts receivable and accounts payable, and a reconciliation of accounts, and immediately upon each request from Bank, a list of the names and addresses of all Borrower's account debtors;

     (d) contemporaneously with each quarterly financial statement of Borrower required hereby, a certificate of the president or chief financial officer or partner of Borrower that said financial statements are accurate and that there exists no Event of Default nor any condition, act or event which with the giving of notice or the passage of time or both would constitute an Event of Default;

     (e) from time to time such other information as Bank may reasonably request.

     SECTION 4.4. COMPLIANCE. Preserve and maintain all licenses, permits, governmental approvals, rights, privileges and franchises necessary for the conduct of its business; and comply with the provisions of all documents pursuant to which Borrower is organized and/or which govern Borrower's continued existence and with the requirements of all laws, rules, regulations and orders of any governmental authority applicable to Borrower and/or its business.

     SECTION 4.5. INSURANCE. Maintain and keep in force insurance of the types and in amounts customarily carried in lines of business similar to that of Borrower, including but not limited to fire, extended coverage, public liability, flood, property damage and workers' compensation, with all such insurance carried with companies and in amounts satisfactory to Bank, and deliver to Bank from time to time at Bank's request schedules setting forth all insurance then in effect.

     SECTION 4.6. FACILITIES. Keep all properties useful or necessary to Borrower's business in good repair and condition, and from time to time make necessary repairs, renewals and replacements thereto so that such properties shall be fully and efficiently preserved and maintained.

     SECTION 4.7. TAXES AND OTHER LIABILITIES. Pay and discharge when due any and all indebtedness, obligations, assessments and taxes, both real or personal, including without limitation federal and state income taxes and state and local property taxes and assessments, except such (a) as Borrower may in good faith contest or as to which a bona fide dispute may arise, and (b) for which Borrower has made provision, to Bank's satisfaction, for eventual payment thereof in the event Borrower is obligated to make such payment.

     SECTION 4.8. LITIGATION. Promptly give notice in writing to Bank of any litigation pending or threatened against Borrower.

     SECTION 4.9. FINANCIAL CONDITION. Maintain Borrower's financial condition on a consolidated basis, as follows using generally accepted accounting principles consistently applied and used consistently with prior practices (except to the extent modified by the definitions herein), with compliance determined quarterly, commencing with Borrower's financial statements for the period ending December 31, 2003:

     (a) Tangible Net Worth must equal Tangible Net Worth as of the end of the immediately preceding fiscal year end plus fifty percent (50%) of year to date net income, with "Tangible Net Worth" defined as the aggregate of total stockholders' and partners' equity plus subordinated debt less any intangible assets.
     (b) Debt Service Coverage Ratio not less than 1.5 to 1.0 as of each fiscal year end, with "EBITDA" defined as net profit before tax plus interest expense (net of capitalized interest expense), depreciation expense and amortization expense, and with "Debt Service Coverage Ratio" defined as EBITDA less dividends divided by the aggregate of total interest expense plus current maturities of long-term debt and capital leases.

     SECTION 4.10.     NOTICE TO BANK.  Promptly (but in no event more than five
(5) days after the occurrence of each such event or matter) give written notice to Bank in reasonable detail of: (a) the occurrence of any Event of Default, or any condition, event or act which with the giving of notice or the passage of time or both would constitute an Event of Default; (b) any change in the name or the organizational structure of Borrower; (c) the occurrence and nature of any Reportable Event or Prohibited Transaction, each as defined in ERISA, or any funding deficiency with respect to any Plan; or (d) any termination or cancellation of any insurance policy which Borrower is required to maintain, or any uninsured or partially uninsured loss through liability or property damage, or through fire, theft or any other cause affecting Borrower's property.

                                    ARTICLE V
                                    ---------
                               NEGATIVE COVENANTS
                               ------------------
     Borrower further covenants that so long as Bank remains committed to extend credit to Borrower pursuant hereto, or any liabilities (whether direct or contingent, liquidated or unliquidated) of Borrower to Bank under any of the Loan Documents remain outstanding, and until payment in full of all obligations of Borrower subject hereto, Borrower will not without Bank's prior written consent:

     SECTION 5.1. USE OF FUNDS. Use any of the proceeds of any credit extended hereunder except for the purposes stated in Article I hereof.
     SECTION  5.2.     CAPITAL  EXPENDITURES.  Make any additional investment in

fixed assets in any twelve-month period in excess of an aggregate of $500,000.00.

     SECTION 5.3. OTHER INDEBTEDNESS. Create, incur, assume or permit to exist any indebtedness or liabilities resulting from borrowings, loans or advances, whether secured or unsecured, matured or unmatured, liquidated or unliquidated, joint or several, except (a) the liabilities of Borrower to Bank,
(b) any other liabilities of Borrower existing as of, and disclosed to Bank prior to, the date hereof, and (c) in any twelve-month period in excess of an aggregate of $100,000.00.

     SECTION 5.4. MERGER, CONSOLIDATION, TRANSFER OF ASSETS. Merge into or consolidate with any other entity; make any substantial change in the nature of Borrower's business as conducted as of the date hereof; acquire all or substantially all of the assets of any other entity; nor sell, lease, transfer or otherwise dispose of all or a substantial or material portion of Borrower's assets except in the ordinary course of its business except Borrower may purchase assets of small independent leather craft retailers, or of similar businesses, in an amount up to One Hundred Fifty Thousand Dollars ($150,000.00) per transaction and up to Five Hundred Thousand Dollars ($500,000.00) in the aggregate during any fiscal year.

     SECTION 5.5. GUARANTIES. Guarantee or become liable in any way as surety, endorser (other than as endorser of negotiable instruments for deposit or collection in the ordinary course of business), accommodation endorser or otherwise for, nor pledge or hypothecate any assets of Borrower as security for, any liabilities or obligations of any other person or entity, except any of the foregoing in favor of Bank.

     SECTION 5.6. LOANS, ADVANCES, INVESTMENTS. Make any loans or advances to or investments in any person or entity, except any of the foregoing existing as of, and disclosed to Bank prior to, the date hereof.

     SECTION 5.7. TREASURY STOCK. Redeem, retire, repurchase or otherwise acquire any shares of any class of Borrower's stock now or hereafter outstanding.

     SECTION 5.8. PLEDGE OF ASSETS. Mortgage, pledge, grant or permit to exist a security interest in, or lien upon, all or any portion of Borrower's assets now owned or hereafter acquired, except any of the foregoing in favor of Bank or which is existing as of, and disclosed to Bank in writing prior to, the date hereof, except (a) for purchase money security interest.


                                   ARTICLE VI
                                   ----------
                                EVENTS OF DEFAULT
                                -----------------

     SECTION 6.1. The occurrence of any of the following shall constitute an "Event of Default" under this Agreement:

     (a) Borrower shall fail to pay when due any principal, interest, fees or other amounts payable under any of the Loan Documents.

     (b) Any financial statement or certificate furnished to Bank in connection with, or any representation or warranty made by Borrower or any other party under this Agreement or any other Loan Document shall prove to be incorrect, false or misleading in any material respect when furnished or made.

     (c) Any default in the performance of or compliance with any obligation, agreement or other provision contained herein or in any other Loan Document (other than those referred to in subsections (a) and (b) above), and with respect to any such default which by its nature can be cured, such default shall continue for a period of twenty (20) days from its occurrence.

     (d) Any default in the payment or performance of any obligation, or any defined event of default, under the terms of any contract or instrument (other than any of the Loan Documents) pursuant to which Borrower or any guarantor hereunder or any general partner in Borrower has incurred any debt or other liability to any person or entity, including Bank.

     (e) The filing of a notice of judgment lien against Borrower or any guarantor hereunder or any general partner in Borrower; or the recording of any abstract of judgment against Borrower or any guarantor hereunder or any general partner in Borrower in any county in which Borrower or such guarantor or such general partner has an interest in real property; or the service of a notice of levy and/or of a writ of attachment or execution, or other like process, against the assets of Borrower or any guarantor hereunder or any general partner in Borrower; or the entry of a judgment against Borrower or any guarantor hereunder or any general partner in Borrower.

     (f) Borrower or any guarantor hereunder or any general partner in Borrower shall become insolvent, or shall suffer or consent to or apply for the appointment of a receiver, trustee, custodian or liquidator of itself or any of its property, or shall generally fail to pay its debts as they become due, or shall make a general assignment for the benefit of creditors; Borrower or any guarantor hereunder or any general partner in Borrower shall file a voluntary petition in bankruptcy, or seeking reorganization, in order to effect a plan or other arrangement with creditors or any other relief under the Bankruptcy Reform Act, Title 11 of the United States Code, as amended or recodified from time to time ("Bankruptcy Code"), or under any state or federal law granting relief to debtors, whether now or hereafter in effect; or any involuntary petition or proceeding pursuant to the Bankruptcy Code or any other applicable state or federal law relating to bankruptcy, reorganization or other relief for debtors is filed or commenced against Borrower or any guarantor hereunder or any general partner in Borrower, or Borrower or any such guarantor or any such general partner shall file an answer admitting the jurisdiction of the court and the material allegations of any involuntary petition; or Borrower or any such guarantor or any such general partner shall be adjudicated a bankrupt, or an order for relief shall be entered against Borrower or any such guarantor or any such general partner by any court of competent jurisdiction under the Bankruptcy Code or any other applicable state or federal law relating to bankruptcy, reorganization or other relief for debtors.

     (g) There shall exist or occur any event or condition which Bank in good faith believes impairs, or is substantially likely to impair, the prospect of payment or performance by Borrower of its obligations under any of the Loan Documents.

     (h) The dissolution or liquidation of Borrower or any guarantor hereunder or any general partner in Borrower; or Borrower or any such guarantor or any such general partner, or any of its directors, stockholders or members, shall take action seeking to effect the dissolution or liquidation of Borrower or such guarantor or such general partner. The withdrawal from Borrower of any general partner.

     (i) Any change in ownership during the term of this Agreement of an aggregate of twenty-five percent (25%) or more of the common stock of Borrower. The resignation or expulsion during the term of this Agreement of any one or more of the general partners in Borrower with an aggregate ownership interest in Borrower of twenty-five percent (25%) or more.

     SECTION  6.2.     REMEDIES.  Upon  the  occurrence of any Event of Default:

(a) all principal and accrued and unpaid interest outstanding under each of the Loan Documents, any term thereof to the contrary notwithstanding, shall at Bank's option and without notice become immediately due and payable without presentment, demand, or any notices of any kind, including without limitation notice of nonperformance, notice of protest, protest, notice of dishonor, notice of intention to accelerate or notice of acceleration, all of which are hereby expressly waived by each Borrower; (b) the obligation, if any, of Bank to extend any further credit under any of the Loan Documents shall immediately cease and terminate; and (c) Bank shall have all rights, powers and remedies available under each of the Loan Documents, or accorded by law, including without limitation the right to resort to any or all security for any credit subject hereto and to exercise any or all of the rights of a beneficiary or secured party pursuant to applicable law. All rights, powers and remedies of Bank may be exercised at any time by Bank and from time to time after the occurrence of an Event of Default, are cumulative and not exclusive, and shall be in addition to any other rights, powers or remedies provided by law or equity.


                                   ARTICLE VII
                                   -----------
                                  MISCELLANEOUS
                                  -------------

     SECTION 7.1. NO WAIVER. No delay, failure or discontinuance of Bank in exercising any right, power or remedy under any of the Loan Documents shall affect or operate as a waiver of such right, power or remedy; nor shall any single or partial exercise of any such right, power or remedy preclude, waive or otherwise affect any other or further exercise thereof or the exercise of any other right, power or remedy. Any waiver, permit, consent or approval of any kind by Bank of any breach of or default under any of the Loan Documents must be in writing and shall be effective only to the extent set forth in such writing.

     SECTION 7.2. NOTICES. All notices, requests and demands which any party is required or may desire to give to any other party under any provision of this Agreement must be in writing delivered to each party at the following address:

BORROWER:                     THE  LEATHER  FACTORY,  INC.,  ET  AL
                              3847  East  Loop  820  South
                              Fort  Worth,  TX  76119

CC  WHEN  IN  DEFAULT
OF  THIS  AGREEMENT:          William  M.  Warren
                              Loe  Warren  Rosenfield  Kaitcer  &  Hibbs  PC
                              PO  Box  100609
                              Fort  Worth,  TX  76185-0609

BANK:                         WELLS  FARGO  BANK  TEXAS,  NATIONAL  ASSOCIATION
                              505  Main  Street,  3rd  Floor
                              Fort  Worth,  TX  76102

or to such other address as any party may designate by written notice to all other parties. Each such notice, request and demand shall be deemed given or made as follows: (a) if sent by hand delivery, upon delivery; (b) if sent by mail, upon the earlier of the date of receipt or three (3) days after deposit in the U.S. mail, first class and postage prepaid; and (c) if sent by telecopy, upon receipt.

     SECTION 7.3. COSTS, EXPENSES AND ATTORNEYS' FEES. Borrower shall pay to Bank immediately upon demand the full amount of all payments, advances, charges, costs and expenses, including reasonable attorneys' fees (to include outside counsel fees and all allocated costs of Bank's in-house counsel to the extent permissible), expended or incurred by Bank in connection with (a) the negotiation and preparation of this Agreement and the other Loan Documents, Bank's continued administration hereof and thereof, and the preparation of any amendments and waivers hereto and thereto, (b) the enforcement of Bank's rights and/or the collection of any amounts which become due to Bank under any of the Loan Documents, and (c) the prosecution or defense of any action in any way related to any of the Loan Documents, including without limitation, any action for declaratory relief, whether incurred at the trial or appellate level, in an arbitration proceeding or otherwise, and including any of the foregoing incurred in connection with any bankruptcy proceeding (including without limitation, any adversary proceeding, contested matter or motion brought by Bank or any other person) relating to any Borrower or any other person or entity.

     SECTION 7.4. SUCCESSORS, ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the heirs, executors, administrators, legal representatives, successors and assigns of the parties; provided however, that Borrower may not assign or transfer its interest hereunder without Bank's prior written consent. Bank reserves the right to sell, assign, transfer, negotiate or grant participations in all or any part of, or any interest in, Bank's rights and benefits under each of the Loan Documents. In connection therewith, Bank may disclose all documents and information which Bank now has or may hereafter acquire relating to any credit subject hereto, Borrower or its business, any guarantor hereunder or the business of such guarantor, or any collateral required hereunder.

     SECTION 7.5. AMENDMENT. This Agreement may be amended or modified only in writing signed by each party hereto.

     SECTION 7.6. NO THIRD PARTY BENEFICIARIES. This Agreement is made and entered into for the sole protection and benefit of the parties hereto and their respective permitted successors and assigns, and no other person or entity shall be a third party beneficiary of, or have any direct or indirect cause of action-or claim in connection with, this Agreement or any other of the Loan Documents to which it is not a party.

     SECTION 7.7. TIME. Time is of the essence of each and every provision of this Agreement and each other of the Loan Documents.

     SECTION 7.8. SEVERABILITY OF PROVISIONS. If any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or any remaining provisions of this Agreement.

     SECTION 7.9. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original, and all of which when taken together shall constitute one and the same Agreement.

     SECTION 7.10. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

     SECTION 7.11. SAVINGS CLAUSE. It is the intention of the parties to comply strictly with applicable usury laws. Accordingly, notwithstanding any provision to the contrary in the Loan Documents, in no event shall any Loan
Documents require the payment or permit the payment, taking, reserving, receiving, collection or charging of any sums constituting interest under applicable laws that exceed the maximum amount permitted by such laws, as the same may be amended or modified from time to time (the "Maximum Rate"). If any such excess interest is called for, contracted for, charged, taken, reserved or received in connection with any Loan Documents, or in any communication by Bank or any other person to Borrower or any other person, or in the event that all or part of the principal or interest hereof or thereof shall be prepaid or accelerated, so that under any of such circumstances or under any other circumstance whatsoever the amount of interest contracted for, charged, taken, reserved or received on the amount of principal actually outstanding from time to time under the Loan Documents shall exceed the Maximum Rate, then in such event it is agreed that: (a) the provisions of this paragraph shall govern and control; (b) neither Borrower nor any other person or entity now or hereafter liable for the payment of any Loan Documents shall be obligated to pay the amount of such interest to the extent it is in excess of the Maximum Rate; (c) any such excess interest which is or has been received by Bank, notwithstanding this paragraph, shall be credited against the then unpaid principal balance hereof or thereof, or if any of the Loan Documents has been or would be paid in full by such credit, refunded to Borrower; and (d) the provisions of each of the Loan Documents, and any other communication to Borrower, shall immediately be deemed reformed and such excess interest reduced, without the necessity of executing any other document, to the Maximum Rate. The right to accelerate the maturity of the Loan Documents does not include the right to accelerate, collect or charge unearned interest, but only such interest that has otherwise accrued as of the date of acceleration. Without limiting the foregoing, all calculations of the rate of interest contracted for, charged, taken, reserved or received in connection with any of the Loan Documents which are made for the purpose of determining whether such rate exceeds the Maximum Rate shall be made to the extent permitted by applicable laws by amortizing, prorating, allocating and spreading during the period of the full term of such Loan Documents, including all prior and subsequent renewals and extensions hereof or thereof, all interest at any time contracted for, charged, taken, reserved or received by Bank. The terms of this paragraph shall be deemed to be incorporated into each of the other Loan Documents.

     To the extent that either Chapter 303 or 306, or both, of the Texas Finance Code apply in determining the Maximum Rate, Bank hereby elects to determine the applicable rate ceiling by using the weekly ceiling from time to time in effect, subject to Bank's right subsequently to change such method in accordance with applicable law, as the same may be amended or modified from time to time.

     SECTION 7.12. RIGHT OF SETOFF; DEPOSIT ACCOUNTS. Upon and after the occurrence of an Event of Default, (a) Borrower hereby authorizes Bank, at any time and from time to time, without notice, which is hereby expressly waived by each Borrower, and whether or not Bank shall have declared any credit subject hereto to be due and payable in accordance with the terms hereof, to set off against, and to appropriate and apply to the payment of, Borrower's obligations and liabilities under the Loan Documents (whether matured or unmatured, fixed or contingent, liquidated or unliquidated), any and all amounts owing by Bank to Borrower (whether payable in U.S. dollars or any other currency, whether matured or unmatured, and in the case of deposits, whether general or special (except trust and escrow accounts), time or demand and however evidenced), and (b) pending any such action, to the extent necessary, to hold such amounts as collateral to secure such obligations and liabilities and to return as unpaid for insufficient funds any and all checks and other items drawn against any deposits so held as Bank, in its sole discretion, may elect. Borrower hereby grants to Bank a security interest in all deposits and accounts maintained with Bank and with any other financial institution to secure the payment of all obligations and liabilities of Borrower to Bank under the Loan Documents.

     SECTION 7.13. BUSINESS PURPOSE. Borrower represents and warrants that each credit subject hereto is for a business, commercial, investment, agricultural or other similar purpose and not primarily for a personal, family or household use.

     SECTION 7.14. AMENDMENT OF PRIOR CREDIT AGREEMENT. This Agreement amends and supplements that certain Amended and Restated Credit and Security Agreement dated March 20, 2002, executed by Borrower (referred to above as the "Prior Security Agreement", and referred to herein as the "Prior Credit Agreement"), which was executed in connection with the Prior Note. Articles II (Amount and Terms of the Credit Facility), IV (Conditions of Lending), VI (Covenants) and VII (Events of Default, Rights and Remedies) of the Prior Credit Agreement are replaced and superceded by the terms of this Agreement and the
Note in their entirety. The balance of the Prior Credit Agreement shall remain effective to the extent it does not conflict with the terms and provisions of this Agreement or the Note.

     SECTION 7.15 RELEASE. Each Borrower, and the Guarantor by signing the Acknowledgment and Agreement of Guarantor set forth below, hereby absolutely and unconditionally release and forever discharge Wells Fargo Bank Minnesota, National Association, Wells Fargo Business Credit, Inc., and any participants, and any and all parent, affiliate and subsidiary corporations or organizations, and their successors and assigns, together with all present and former directors, officers, agents and employees of any of the foregoing, from any and all claims , demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which a Borrower or Guarantor has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Agreement, whether such claims, demands and causes of action are matured or unmatured, known or unknown.

     SECTION  7.16.     ARBITRATION.

     (a) Arbitration. The parties hereto agree, upon demand by any party, to submit to binding arbitration all claims, disputes and controversies between or among them (and their respective employees, officers, directors, attorneys, and other agents), whether in tort, contract or otherwise arising out of or relating to in any way (i) the loan and related Loan Documents which are the subject of this Agreement and its negotiation, execution, collateralization, administration, repayment, modification, extension, substitution, formation, inducement, enforcement, default or termination; or (ii) requests for additional credit.

     (b) Governing Rules. Any arbitration proceeding will (i) proceed in a location in Texas selected by the American Arbitration Association ("AAA"); (ii) be governed by the Federal Arbitration Act (Title 9 of the United States Code), notwithstanding any conflicting choice of law provision in any of the documents between the parties; and (iii) be conducted by the AAA, or such other administrator as the parties shall mutually agree upon, in accordance with the AAA's commercial dispute resolution procedures, unless the claim or counterclaim is at least $1,000,000.00 exclusive of claimed interest, arbitration fees and costs in which case the arbitration shall be conducted in accordance with the AAA's optional procedures for large, complex commercial disputes (the commercial dispute resolution procedures or the optional procedures for large, complex commercial disputes to be referred to, as applicable, as the "Rules"). If there is any inconsistency between the terms hereof and the Rules, the terms and procedures set forth herein shall control. Any party who fails or refuses to submit to arbitration following a demand by any other party shall bear all costs and expenses incurred by such other party in compelling arbitration of any dispute. Nothing contained herein shall be deemed to be a waiver by any party that is a bank of the protections afforded to it under 12 U.S.C. 91 or any similar applicable state law.

     (c) No Waiver of Provisional Remedies, Self-Help and Foreclosure. The arbitration requirement does not limit the right of any party to (i) foreclose against real or personal property collateral; (ii) exercise self-help remedies relating to collateral or proceeds of collateral such as setoff or repossession; or (iii) obtain provisional or ancillary remedies such as replevin, injunctive relief, attachment or the appointment of a receiver, before during or after the pendency of any arbitration proceeding. This exclusion does not constitute a waiver of the right or obligation of any party to submit any dispute to arbitration or reference hereunder, including those arising from the exercise of the actions detailed in sections (i), (ii) and (iii) of this paragraph.

     (d) Arbitrator Qualifications and Powers. Any arbitration proceeding in which the amount in controversy is $5,000,000.00 or less will be decided by a single arbitrator selected according to the Rules, and who shall not render an award of greater than $5,000,000.00. Any dispute in which the amount in controversy exceeds $5,000,000.00 shall be decided by majority vote of a panel of three arbitrators; provided however, that all three arbitrators must actively participate in all hearings and deliberations. The arbitrator will be a neutral attorney licensed in the State of Texas with a minimum of ten years experience in the substantive law applicable to the subject matter of the dispute to be arbitrated. The arbitrator will determine whether or not an issue is arbitratable and will give effect to the statutes of limitation in determining any claim. In any arbitration proceeding the arbitrator will decide (by documents only or with a hearing at the arbitrator's discretion) any pre-hearing motions which are similar to motions to dismiss for failure to state a claim or motions for summary adjudication. The arbitrator shall resolve all disputes in accordance with the substantive law of Texas and may grant any remedy or relief that a court of such state could order or grant within the scope hereof and such ancillary relief as is necessary to make effective any award. The arbitrator shall also have the power to award recovery of all costs and fees, to impose sanctions and to take such other action as the arbitrator deems necessary to the same extent a judge could pursuant to the Federal Rules of Civil Procedure, the Texas Rules of Civil Procedure or other applicable law. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction. The institution and maintenance of an action for judicial relief or pursuit of a provisional or ancillary remedy shall not constitute a waiver of the right of any party, including the plaintiff, to submit the controversy or claim to arbitration if any other party contests such action for judicial relief.

     (e) Discovery. In any arbitration proceeding discovery will be permitted in accordance with the Rules. All discovery shall be expressly limited to matters directly relevant to the dispute being arbitrated and must be completed no later than 20 days before the hearing date and within 180 days of the filing of the dispute with the AAA. Any requests for an extension of the discovery periods, or any discovery disputes, will be subject to final determination by the arbitrator upon a showing that the request for discovery is essential for the party's presentation and that no alternative means for obtaining information is available.

     (f) Class Proceedings and Consolidations. The resolution of any dispute arising pursuant to the terms of this Agreement shall be determined by a separate arbitration proceeding and such dispute shall not be consolidated with other disputes or included in any class proceeding.

     (g) Payment Of Arbitration Costs And Fees. The arbitrator shall award all costs and expenses of the arbitration proceeding.

     (h) Miscellaneous. To the maximum extent practicable, the AAA, the arbitrators and the parties shall take all action required to conclude any arbitration proceeding within 180 days of the filing of the dispute with the AAA. No arbitrator or other party to an arbitration proceeding may disclose the existence, content or results thereof, except for disclosures of information by a party required in the ordinary course of its business or by applicable law or regulation. If more than one agreement for arbitration by or between the parties potentially applies to a dispute, the arbitration provision most directly related to the Loan Documents or the subject matter of the dispute shall control. This arbitration provision shall survive termination, amendment or expiration of any of the Loan Documents or any relationship between the parties.

NOTICE: THIS DOCUMENT AND ALL OTHER DOCUMENTS RELATING TO THE INDEBTEDNESS CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL
AGREEMENTS  BETWEEN  THE  PARTIES  RELATING  TO  THE  INDEBTEDNESS.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first written above.

                                    WELLS  FARGO  BANK  TEXAS,
THE  LEATHER  FACTORY,  INC.,       NATIONAL  ASSOCIATION
a  Delaware  corporation
                                    By:  /s/  Luis  F.  Ramirez
                                         ----------------------
By:  /s/  Wray  Thompson                 Luis  F.  Ramirez
   ---------------------                 Relationship Manager
       Wray  Thompson
       Chief  Executive  Officer

THE  LEATHER  FACTORY,  INC.,
a  Nevada  corporation

By:  /s/  Wray  Thompson
   ---------------------
       Wray  Thompson
       Chief  Executive  Officer

HI-LINE LEATHER & MANUFACTURING COMPANY, a California corporation

By:  /s/  Wray  Thompson
   ---------------------
       Wray  Thompson
       Chief  Executive  Officer

ROBERTS,  CUSHMAN  &  COMPANY,  INC.,
a  New  York  corporation

By:  /s/  Wray  Thompson
   ---------------------
       Wray  Thompson
       Chief  Executive  Officer

TANDY  LEATHER  COMPANY,  INC.,
a  Nevada  corporation

By:  /s/  Wray  Thompson
   ---------------------
       Wray  Thompson
       Chief  Executive  Officer

TANDY LEATHER COMPANY INVESTMENTS, INC., a Nevada corporation

By:  /s/  Wray  Thompson
   ---------------------
       Wray  Thompson
       Chief  Executive  Officer

TANDY  LEATHER  COMPANY,  L.P.,
a  Texas  limited  partnership

   By:  Tandy  Leather  Company,  Inc.,
         a  Nevada  corporation,  General  Partner

      By:  /s/  Wray  Thompson
         ---------------------
       Wray  Thompson
       Chief  Executive  Officer

THE  LEATHER  FACTORY,  INC.,
an  Arizona  corporation

 By:  /s/  Wray  Thompson
    ---------------------
       Wray  Thompson
       Chief  Executive  Officer

THE  LEATHER  FACTORY,  L.P.,
a  Texas  limited  partnership

   By:  The  Leather  Factory,  Inc.,
         a  Nevada  corporation,  General  Partner

      By:  /s/  Wray  Thompson
         ---------------------
             Wray  Thompson
             Chief  Executive  Officer

THE LEATHER FACTORY OF NEVADA INVESTMENTS, INC., a Nevada corporation

      By:  /s/  Wray  Thompson
         ---------------------
       Wray  Thompson
       Chief  Executive  Officer

        SEE FOLLOWING PAGE FOR ACKNOWLEDGMENT AND AGREEMENT OF GUARANTOR

                    ACKNOWLEDGMENT AND AGREEMENT OF GUARANTOR

     The undersigned, a guarantor of the indebtedness of The Leather Factory, Inc., a Delaware corporation, Roberts, Cushman & Company, Inc., a New York corporation, The Leather Factory, Inc., a Nevada corporation, The Leather Factory Of Nevada Investments Inc., Tandy Leather Company, Inc., a Nevada corporation, Tandy Leather Company Investments, Inc., a Nevada corporation, The Leather Factory, L.P., a Texas limited partnership, Tandy Leather Company, L.P., a Texas limited partnership, Hi-Line Leather & Manufacturing Company, a California corporation, and The Leather Factory, Inc., an Arizona corporation, to Wells Fargo Bank Texas, National Association pursuant to an Amended and Restated Guaranty of even date herewith, hereby (i) acknowledges receipt of a copy of the foregoing Credit Agreement (the "Credit Agreement") and (ii) consents to the terms (including without limitation the release set forth in Section 7.15 of the Credit Agreement) and execution thereof.

Dated:  November  3,  2003.

THE  LEATHER  FACTORY  OF  CANADA,  LTD.

By:  /s/  Wray  Thompson
   ---------------------
       Wray  Thompson
       Chief  Executive  Officer

EXHIBIT  10.2

                          REVOLVING LINE OF CREDIT NOTE


$6,000,000.00     Fort  Worth,  Texas
                                                                November 3, 2003

     FOR VALUE RECEIVED, the undersigned THE LEATHER FACTORY, INC., a Delaware corporation, ROBERTS, CUSHMAN & COMPANY, INC., a New York corporation, HI-LINE LEATHER & MANUFACTURING COMPANY, a California corporation, THE LEATHER FACTORY OF NEVADA INVESTMENTS, INC., a Nevada corporation, THE LEATHER FACTORY, INC., a Nevada corporation, THE LEATHER FACTORY, L.P., a Texas limited partnership, THE LEATHER FACTORY, INC., an Arizona corporation, TANDY LEATHER COMPANY INVESTMENTS, INC., a Nevada corporation, TANDY LEATHER COMPANY, INC., a Nevada corporation, and TANDY LEATHER COMPANY, L.P., a Texas limited partnership (collectively and individually referred to herein as "Borrower") promise to pay to the order of WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION ("Bank") at its office at Fort Worth RCBO, 505 Main Street, Suite #300, Fort Worth, TX 76102, or at such other place as the holder hereof may designate, in lawful money of the United States of America and in immediately available funds, the principal sum of Six Million Dollars ($6,000,000.00), or so much thereof as may be advanced and be outstanding, with interest thereon, to be computed on each advance from the date of its disbursement as set forth herein.

DEFINITIONS:

     As used herein, the following terms shall have the meanings set forth after each, and any other term defined in this Note shall have the meaning set forth at the place defined:

     (a) "Business Day" means any day except a Saturday, Sunday or any other day on which commercial banks in Texas are authorized or required by law to close.

     (b) "Fixed Rate Term" means a period commencing on a Business Day and continuing for 30 days, as designated by Borrower, during which all or a portion of the outstanding principal balance of this Note bears interest determined in relation to LIBOR; provided however, that no Fixed Rate Term may be selected for a principal amount less than Five Hundred Thousand Dollars ($500,000.00); and provided further, that no Fixed Rate Term shall extend beyond the scheduled maturity date hereof. If any Fixed Rate Term would end on a day which is not a Business Day, then such Fixed Rate Term shall be extended to the next succeeding Business Day.

     (c) "LIBOR" means the rate per annum (rounded upward, if necessary, to the nearest whole 1/8 of 1%) and determined pursuant to the following formula:

                                   Base LIBOR
                LIBOR =   -------------------------------
                          100% - LIBOR Reserve Percentage

          (i) "Base LIBOR" means the rate per annum for United States dollar deposits quoted by Bank as the Inter-Bank Market Offered Rate, with the understanding that such rate is quoted by Bank for the purpose of calculating effective rates of interest for loans making reference thereto, on the first day of a Fixed Rate Term for delivery of funds on said date for a period of time approximately equal to the number of days in such Fixed Rate Term and in an amount approximately equal to the principal amount to which such Fixed Rate Term applies. Borrower understands and agrees that Bank may base its quotation of the Inter-Bank Market Offered Rate upon such offers or other market indicators of the Inter-Bank Market as Bank in its discretion deems appropriate including, but not limited to, the rate offered for U.S. dollar deposits on the London Inter-Bank Market.

          (ii) "LIBOR Reserve Percentage" means the reserve percentage prescribed by the Board of Governors of the Federal Reserve System (or any successor) for "Eurocurrency Liabilities" (as defined in Regulation D of the Federal Reserve Board, as amended), adjusted by Bank for expected changes in such reserve percentage during the applicable Fixed Rate Term.

     (d) "Prime Rate" means at any time the rate of interest most recently announced within Bank at its principal office as its Prime Rate, with the understanding that the Prime Rate is one of Bank's base rates and serves as the basis upon which effective rates of interest are calculated for those loans making reference thereto, and is evidenced by the recording thereof after its announcement in such internal publication or publications as Bank may designate.

INTEREST:

     (a) Interest. The outstanding principal balance of this Note shall bear interest (computed on the basis of a 360-day year, actual days elapsed, unless such calculation would result in a usurious rate, in which case interest shall be computed on the basis of a 365/366-day year, as the case may be, actual days elapsed) at the lesser of (i) either (A) a fluctuating rate per annum .50% below the Prime Rate in effect from time to time, or (B) a fixed rate per annum determined by Bank to be 2.0% above LIBOR in effect on the first day of the applicable Fixed Rate Term, or (ii) the Maximum Rate. When interest is determined in relation to the Prime Rate, each change in the rate of interest hereunder shall become effective on the date each Prime Rate change is announced within Bank. With respect to each LIBOR selection hereunder, Bank is hereby authorized to note the date, principal amount, interest rate and Fixed Rate Term applicable thereto and any payments made thereon on Bank's books and records (either manually or by electronic entry) and/or on any schedule attached to this Note, which notations shall be prima facie evidence of the accuracy of the information noted.

     (b) Selection of Interest Rate Options. At any time any portion of this Note bears interest determined in relation to LIBOR, it may be continued by Borrower at the end of the Fixed Rate Term applicable thereto so that all or a portion thereof bears interest determined in relation to the Prime Rate or to LIBOR for a new Fixed Rate Term designated by Borrower. At any time any portion of this Note bears interest determined in relation to the Prime Rate, Borrower may convert all or a portion thereof so that it bears interest determined in relation to LIBOR for a Fixed Rate Term designated by Borrower. At such time as Borrower requests an advance hereunder or wishes to select a LIBOR option for all or a portion of the outstanding principal balance hereof, and at the end of each Fixed Rate Term, Borrower shall give Bank notice specifying: (i) the interest rate option selected by Borrower; (ii) the principal amount subject thereto; and (iii) for each LIBOR selection, the length of the applicable Fixed Rate Term. Any such notice may be given by telephone (or such other electronic method as Bank may permit) so long as, with respect to each LIBOR selection, (A) if requested by Bank, Borrower provides to Bank written confirmation thereof not later than three (3) Business Days after such notice is given, and (B) such notice is given to Bank prior to 10:00 a.m. on the first day of the Fixed Rate Term, or at a later time during any Business Day if Bank, at it's sole option but without obligation to do so, accepts Borrower's notice and quotes a fixed rate to Borrower. If Borrower does not immediately accept a fixed rate when quoted by Bank, the quoted rate shall expire and any subsequent LIBOR request from Borrower shall be subject to a redetermination by Bank of the applicable fixed rate. If no specific designation of interest is made at the time any advance is requested hereunder or at the end of any Fixed Rate Term, Borrower shall be deemed to have made a Prime Rate interest selection for such advance or the principal amount to which such Fixed Rate Term applied.

     (c) Taxes and Regulatory Costs. Borrower shall pay to Bank immediately upon demand, in addition to any other amounts due or to become due hereunder, any and all (i) withholdings, interest equalization taxes, stamp taxes or other taxes (except income and franchise taxes) imposed by any domestic or foreign governmental authority and related in any manner to LIBOR, and (ii) future, supplemental, emergency or other changes in the LIBOR Reserve Percentage, assessment rates imposed by the Federal Deposit Insurance Corporation, or similar requirements or costs imposed by any domestic or foreign governmental authority or resulting from compliance by Bank with any request or directive (whether or not having the force of law) from any central bank or other governmental authority and related in any manner to LIBOR to the extent they are not included in the calculation of LIBOR. In determining which of the foregoing are attributable to any LIBOR option available to Borrower hereunder, any reasonable allocation made by Bank among its operations shall be conclusive and binding upon Borrower.

     (d) Payment of Interest. Interest accrued on this Note shall be payable on the 1st day of each month, commencing December 1, 2003.

     (e) Default Interest. From and after the maturity date of this Note, or such earlier date as all principal owing hereunder becomes due and payable by acceleration or otherwise, the outstanding principal balance of this Note shall bear interest until paid in full at an increased rate per annum (computed on the basis of a 360-day year, actual days elapsed, unless such calculation would result in a usurious rate, in which case interest shall be computed on the basis of a 365/366-day year, as the case may be, actual days elapsed) equal to four percent (4%) above the rate of interest from time to time applicable to this Note, but in no event at a rate greater than the Maximum Rate.

BORROWING  AND  REPAYMENT:

     (a) Borrowing and Repayment. Borrower may from time to time during the term of this Note borrow, partially or wholly repay its outstanding borrowings, and reborrow, subject to all of the limitations, terms and conditions of this Note and of any document executed in connection with or governing this Note; provided however, that the total outstanding borrowings under this Note shall not at any time exceed the principal amount stated above. The unpaid principal balance of this obligation at any time shall be the total amounts advanced hereunder by the holder hereof less the amount of principal payments made hereon by or for any Borrower, which balance may be endorsed hereon from time to time by the holder. The outstanding principal balance of this Note shall be due and payable in full on November 3, 2005.

     (b) Advances. Advances hereunder, to the total amount of the principal sum stated above, may be made by the holder at the oral or written request of
(i) Wray Thompson or Ronald C. Morgan or Shannon L. Greene, any one acting alone, who are authorized to request advances and direct the disposition of any advances until written notice of the revocation of such authority is received by the holder at the office designated above, or (ii) any person, with respect to advances deposited to the credit of any deposit account of any Borrower, which advances, when so deposited, shall be conclusively presumed to have been made to or for the benefit of each Borrower regardless of the fact that persons other than those authorized to request advances may have authority to draw against such account. The holder shall have no obligation to determine whether any person requesting an advance is or has been authorized by any Borrower.

     (c) Application of Payments. Each payment made on this Note shall be credited first, to any interest then due and second, to the outstanding principal balance hereof. All payments credited to principal shall be applied first, to the outstanding principal balance of this Note which bears interest determined in relation to the Prime Rate, if any, and second, to the outstanding principal balance of this Note which bears interest determined in relation to LIBOR, with such payments applied to the oldest Fixed Rate Term first.

PREPAYMENT:

     (a) Prime Rate. Borrower may prepay principal on any portion of this Note which bears interest determined in relation to the Prime Rate at any time, in any amount and without penalty.

     (b) LIBOR. Borrower may prepay principal on any portion of this Note which bears interest determined in relation to LIBOR at any time and in the minimum amount of One Hundred Thousand Dollars ($100,000.00); provided however, that if the outstanding principal balance of such portion of this Note is less than said amount, the minimum prepayment amount shall be the entire outstanding principal balance thereof. In consideration of Bank providing this prepayment option to Borrower, or if any such portion of this Note shall become due and payable at any time prior to the last day of the Fixed Rate Term applicable thereto, Borrower shall pay to Bank immediately upon demand a fee which is the sum of the discounted monthly differences for each month from the month of prepayment through the month in which such Fixed Rate Term matures, calculated as follows for each such month:

     (i) Determine the amount of interest which would have accrued each month on the amount prepaid at the interest rate applicable to such amount had it remained outstanding until the last day of the Fixed Rate Term applicable thereto.

     (ii) Subtract from the amount determined in (i) above the amount of interest which would have accrued for the same month on the amount prepaid for the remaining term of such Fixed Rate Term at LIBOR in effect on the date of prepayment for new loans made for such term and in a principal amount equal to the amount prepaid.

     (iii) If the result obtained in (ii) for any month is greater than zero, discount that difference by LIBOR used in (ii) above.

Each Borrower acknowledges that prepayment of such amount may result in Bank incurring additional costs, expenses and/or liabilities, and that it is difficult to ascertain the full extent of such costs, expenses and/or liabilities. Each Borrower, therefore, agrees to pay the above-described prepayment fee and agrees that said amount represents a reasonable estimate of the prepayment costs, expenses and/or liabilities of Bank.

EVENTS  OF  DEFAULT:

     This Note is made pursuant to and is subject to the terms and conditions of that certain Credit Agreement between Borrower and Bank dated as of November 3, 2003, as amended from time to time (the "Credit Agreement"). Any default in the payment or performance of any obligation under this Note, or any defined event of default under the Credit Agreement, shall constitute an "Event of Default" under this Note.

RENEWAL  NOTE:

     This Note is given in renewal and extension of, and not in extinguishment of, and is a restatement of, that certain Revolving Note dated March 20, 2002, in the original amount of $7,500,000, executed by each Borrower, payable to the order of Wells Fargo Bank Minnesota, National Association ("Prior Note"), which note was assigned and transferred to Bank, along with the liens and security interests securing same, created by or described in that certain Amended and Restated Credit and Security Agreement dated March 20, 2002, executed by Borrower (the "Prior Security Agreement") and any other applicable security agreements. Borrower, and each of them, hereby affirm and ratify (i) the Prior Note, as amended by this Note, and (ii) the Prior Security Agreement, agreeing that the Prior Security Agreement secures this Note and all other indebtedness and obligations of each Borrower to Bank, and is and remains valid and enforceable in all respects.

MISCELLANEOUS:

     (a) Remedies. Upon the occurrence of any Event of Default, the holder of this Note, at the holder's option, may declare all sums of principal and accrued and unpaid interest outstanding hereunder to be immediately due and payable without presentment, demand, or any notices of any kind, including without limitation notice of nonperformance, notice of protest, protest, notice of dishonor, notice of intention to accelerate or notice of acceleration, all of which are expressly waived by each Borrower, and the obligation, if any, of the holder to extend any further credit hereunder shall immediately cease and terminate. Each Borrower shall pay to the holder immediately upon demand the full amount of all payments, advances, charges, costs and expenses, including reasonable attorneys' fees (to include outside counsel fees and all allocated costs of the holder's in-house counsel to the extent permissible), expended or incurred by the holder in connection with the enforcement of the holder's rights and/or the collection of any amounts which become due to the holder under this Note, and the prosecution or defense of any action in any way related to this Note, including without limitation, any action for declaratory relief, whether incurred at the trial or appellate level, in an arbitration proceeding or otherwise, and including any of the foregoing incurred in connection with any bankruptcy proceeding (including without limitation, any adversary proceeding, contested matter or motion brought by Bank or any other person) relating to any Borrower or any other person or entity.

     (b) Obligations Joint and Several. Should more than one person or entity sign this Note as a Borrower, the obligations of each such Borrower shall be joint and several.

     (c) Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of Texas.

     (d) Savings Clause. It is the intention of the parties to comply strictly with applicable usury laws. Accordingly, notwithstanding any provision to the contrary in this Note, or in any contract, instrument or document evidencing or securing the payment hereof or otherwise relating hereto (each, a "Related Document"), in no event shall this Note or any Related Document require the payment or permit the payment, taking, reserving, receiving, collection or charging of any sums constituting interest under applicable laws that exceed the maximum amount permitted by such laws, as the same may be amended or modified from time to time (the "Maximum Rate"). If any such excess interest is called for, contracted for, charged, taken, reserved or received in connection with this Note or any Related Document, or in any communication by Bank or any other person to Borrower or any other person, or in the event that all or part of the principal or interest hereof or thereof shall be prepaid or accelerated, so that under any of such circumstances or under any other circumstance whatsoever the amount of interest contracted for, charged, taken, reserved or received on the amount of principal actually outstanding from time to time under this Note shall exceed the Maximum Rate, then in such event it is agreed that: (i) the provisions of this paragraph shall govern and control; (ii) neither Borrower nor any other person or entity now or hereafter liable for the payment of this Note or any Related Document shall be obligated to pay the amount of such interest to the extent it is in excess of the Maximum Rate; (iii) any such excess interest which is or has been received by Bank, notwithstanding this paragraph, shall be credited against the then unpaid principal balance hereof or thereof, or if this Note or any Related Document has been or would be paid in full by such credit, refunded to Borrower; and (iv) the provisions of this Note and each Related Document, and any other communication to Borrower, shall immediately be deemed reformed and such excess interest reduced, without the necessity of executing any other document, to the Maximum Rate. The right to accelerate the maturity of this Note or any Related Document does not include the right to accelerate, collect or charge unearned interest, but only such interest that has otherwise accrued as of the date of acceleration. Without limiting the foregoing, all calculations of the rate of interest contracted for, charged, taken, reserved or received in connection with this Note and any Related Document which are made for the purpose of determining whether such rate exceeds the Maximum Rate shall be made to the extent permitted by applicable laws by amortizing, prorating, allocating and spreading during the period of the full term of this Note or such Related Document, including all prior and subsequent renewals and extensions hereof or thereof, all interest at any time contracted for, charged, taken, reserved or received by Bank. The terms of this paragraph shall be deemed to be incorporated into each Related Document.

     To the extent that either Chapter 303 or 306, or both, of the Texas Finance Code apply in determining the Maximum Rate, Bank hereby elects to determine the applicable rate ceiling by using the weekly ceiling from time to time in effect, subject to Bank's right subsequently to change such method in accordance with applicable law, as the same may be amended or modified from time to time.

     (e) Right of Setoff; Deposit Accounts. Upon and after the occurrence of an Event of Default, (i) Borrower hereby authorizes Bank, at any time and from time to time, without notice, which is hereby expressly waived by Borrower, and whether or not Bank shall have declared this Note to be due and payable in accordance with the terms hereof, to set off against, and to appropriate and apply to the payment of, Borrower's obligations and liabilities under this Note (whether matured or unmatured, fixed or contingent, liquidated or unliquidated), any and all amounts owing by Bank to Borrower (whether payable in U.S. dollars or any other currency, whether matured or unmatured, and in the case of deposits, whether general or special (except trust and escrow accounts), time or demand and however evidenced), and (ii) pending any such action, to the extent necessary, to hold such amounts as collateral to secure such obligations and liabilities and to return as unpaid for insufficient funds any and all checks and other items drawn against any deposits so held as Bank, in its sole discretion, may elect. Borrower hereby grants to Bank a security interest in all deposits and accounts maintained with Bank and with any other financial institution to secure the payment of all obligations and liabilities of Borrower to Bank under this Note.

     (f) Business Purpose. Borrower represents and warrants that all loans evidenced by this Note are for a business, commercial, investment, agricultural or other similar purpose and not primarily for a personal, family or household use.

     (g) Certain Tri-Party Accounts. Borrower and Bank agree that Chapter 346 of the Texas Finance Code (which regulates certain revolving credit accounts and revolving triparty accounts) shall not apply to any revolving loan accounts created under this Note or maintained in connection herewith.

NOTICE: THIS NOTE AND ALL OTHER DOCUMENTS RELATING TO THE INDEBTEDNESS EVIDENCED HEREBY CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES RELATING TO THIS NOTE AND THE INDEBTEDNESS EVIDENCED HEREBY.

     IN WITNESS WHEREOF, the undersigned has executed this Note as of the date first written above.

THE  LEATHER  FACTORY,  INC.,
a  Delaware  corporation

By:  /s/  Wray  Thompson
     -------------------
       Wray  Thompson
       Chief  Executive  Officer

THE  LEATHER  FACTORY,  INC.,
a  Nevada  corporation

By:  /s/  Wray  Thompson
     -------------------
      Wray  Thompson
       Chief  Executive  Officer

HI-LINE LEATHER & MANUFACTURING COMPANY, a California corporation

By:  /s/  Wray  Thompson
     -------------------
       Wray  Thompson
       Chief  Executive  Officer

ROBERTS,  CUSHMAN  &  COMPANY,  INC.,
a  New  York  corporation

By:  /s/  Wray  Thompson
     -------------------
       Wray  Thompson
       Chief  Executive  Officer

TANDY  LEATHER  COMPANY,  INC.,
a  Nevada  corporation

By:  /s/  Wray  Thompson
     -------------------
       Wray  Thompson
       Chief  Executive  Officer

TANDY LEATHER COMPANY INVESTMENTS, INC., a Nevada corporation

By:  /s/  Wray  Thompson
     -------------------
       Wray  Thompson
       Chief  Executive  Officer

TANDY  LEATHER  COMPANY,  L.P.,
a  Texas  limited  partnership

   By:  Tandy  Leather  Company,  Inc.,
         a  Nevada  corporation,  General  Partner

      By:  /s/  Wray  Thompson
           -------------------
             Wray  Thompson
             Chief  Executive  Officer

THE  LEATHER  FACTORY,  INC.,
an  Arizona  corporation

By:  /s/  Wray  Thompson
     -------------------
       Wray  Thompson
       Chief  Executive  Officer

THE  LEATHER  FACTORY,  L.P.,
a  Texas  limited  partnership

   By:  The  Leather  Factory,  Inc.,
         a  Nevada  corporation,  General  Partner

      By:  /s/  Wray  Thompson
           -------------------
             Wray  Thompson
             Chief  Executive  Officer

THE LEATHER FACTORY OF NEVADA INVESTMENTS, INC., a Nevada corporation

By:  /s/  Wray  Thompson
     -------------------
       Wray  Thompson
       Chief  Executive  Officer